Exhibit 99.7

                            ASSET PURCHASE AGREEMENT

          This Agreement is made and entered into as of this 5th day of October 1995, by and between DLLW Investment Group, a Michigan corporation ("BUYER") and Medical Surgical Specialties Inc., a Delaware corporation ("SELLER").

                                    RECITALS

          WHEREAS, Seller is primarily engaged in two distinct businesses which are (a) the reconditioning of fiberoptic and surgical medical products (the "FIBEROPTICS DIVISION") and (b) the distribution of specialty products to aid disabled individuals (the "DOOR-AID").

          WHEREAS, on September 28, 1995, the Seller filed a voluntary petition for relief under Chapter 11, Title 11, United States Code ("Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware; and

          WHEREAS, Seller desires to sell to Buyer substantially all of Seller's assets related to the Fiberoptics Division and Buyer desires to purchase said assets, all on the terms and subject to the conditions contained in this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I

                           Purchase and Sale of Assets

          1.1. Purchased Assets. At Closing, Buyer shall purchase and Seller shall sell, transfer, assign and deliver to Buyer for the consideration and upon the terms and conditions hereinafter set forth, all assets of the Fiberoptics Division (the "PURCHASED ASSETS") not otherwise expressly excluded pursuant to
Section 1.2 of this Agreement. The Purchased Assets shall include, but not be limited to, the following:

          (a) All outstanding and uncollected accounts and notes receivable listed on Seller's Aged Receivables Report attached hereto as Schedule 1.1(a) (the "ACCOUNTS RECEIVABLE");

          (b)  All inventory listed on the Inventory Report attached hereto as
     Schedule 1.1(b) (the "INVENTORY");

          (c) All trademarks, trade names, trade styles and logos (and all goodwill associated therewith), registered or unregistered, and all applications and registrations therefor used in the Fiberoptics Division, and all licenses and patents relating to intellectual property used in the Fiberoptics Division and all telephone numbers used in the Fiberoptics Division, the foregoing items including without limitation those listed on
     Schedule 1(c) hereto;

          (d)  The contracts and leases identified on Schedule 1(d) hereto;

          (e) All customer files and records relating to the Fiberoptics Division; and

          (f) All personal property such as furniture, equipment, tools, machinery used in the Fiberoptics Division (the "PERSONAL PROPERTY"), including those items listed on Schedule 1.1(e).

          EXCEPT AS SPECIFICALLY PROVIDED IN ARTICLE III, SELLER IS SELLING THE PURCHASED ASSETS TO BUYER IN AS IS, WHERE IS CONDITION. ALL WARRANTIES, EXPRESS OR IMPLIED WITH RESPECT TO THE PURCHASED ASSETS AND THE DIVISION, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY DISCLAIMED.

          1.2. Excluded Assets.  The Excluded Assets are as follows:

          (a)  all assets not related to the Fiberoptics Division;

          (b) all stocks, partnership interests and other equity investments of Seller;

          (c) all stock of Seller, including treasury stock and authorized, but unissued stock;

          (d) any asset which is property of a subsidiary or affiliate or parent of Seller;

          (e) all cash on hand and in banks, cash equivalents, investments, utility deposits, advance payments and professional retainers;

          (f) all avoidance actions, claims (and benefits arising therefrom) and litigation against third parties to the extent such actions, claims and litigation are not related directly to continuation of the Fiberoptics Division; including, without limitation, actions, claims and litigations against Seller's current and former officers, directors, shareholders, employees, agents and auditors;

          (g)  all tax refunds;

          (h)  Seller's rights under this Agreement;

          (i) Seller's corporate charter, minute and stock record books, and corporate seal; and

          (j) all rights under any insurance policies, including policies on the life of individuals, property casualty and director and officer liability.

          1.3. Assumed Obligations. At Closing, Seller shall assign, and Buyer shall assume and agree to discharge in a timely fashion, all of Seller's liabilities and obligations arising under the agreements purchased under Sections 1.1(c) and 1.1(d) hereof and all unpaid personal property taxes relating to the Purchased Assets. Further, Buyer shall agree to assume and discharge all obligations, whether arising by contract, course of dealing or otherwise, to customers of the Fiberoptics Division with respect to the return of Products or credits for unsold merchandise. Buyer is expressly not assuming any other obligations or liabilities, whether accrued, absolute, contingent, matured, unmatured or other of Seller.


                                   ARTICLE II

                  Consideration, Manner of Payment and Closing

          2.1. Consideration. The purchase price consideration (the "PURCHASE PRICE") for the Purchased Assets is approximately $375,000 consisting of (i) 90% of the face value of those Accounts Receivable which at Closing are 89 days old or less; (ii) 10% of the face value of those Accounts Receivable which at Closing are 90 days old or older, however this category of accounts does not include government accounts and accounts in collection (the "Excluded Accounts"); and (iii) 50% of the Excluded Receivables as actually collected during year immediately following the Closing.

          2.2. Payment of Consideration. At execution of this Agreement, Buyer shall deliver a deposit of $37,500 which shall be non-refundable in the event Closing does not occur due to Buyer's breach of this Agreement. At Closing, Buyer shall deliver the balance of the Purchase Price to Michigan National Bank in immediately available funds for immediate credit against Seller's account.
At execution of this Agreement, Buyer shall also deliver to Michigan National Bank a commitment letter for purchase financing from an institutional lender in the amount of the balance of the Purchase Price. In respect of the Excluded Receivables, Buyer shall pay amounts due thereon each month on or before the 30th day of the month with the final amount payable on the 30th day of the thirteenth month after the Closing.

          2.3. Allocation of Purchase Price. The Purchase Price shall be allocated among the Purchased Assets in the manner required by Section 1060 of the Internal Revenue Code of 1986, as amended, as shall be agreed prior to Closing.

          2.4. Closing. The transaction contemplated by this Agreement shall be consummated (the "CLOSING") at 9:30 a.m., at Seller's corporate office in Mattawan, Michigan on the date (the CLOSING DATE") that is 10 days after approval of the United States Bankruptcy Court for the District of Delaware, or such other court of competent jurisdiction (the "COURT").


                                   ARTICLE III

                    Representations and Warranties of Seller

          Seller hereby represents and warrants to Buyer as of the date hereof as follows:

          3.1. Due Organization. Seller is a corporation validly existing and in good standing under the laws of Delaware with full power and authority to carry on the Fiberoptics Division as it is now conducted.

          3.2. Authority. Except for the consent of the Court, Seller has all requisite power and authority, without the consent of any other person (except those which have been obtained), to execute and deliver this Agreement and to carry out the transactions contemplated hereby. All actions required to be taken by Seller to permit the proper execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and properly taken.

          3.3. Valid and Binding Obligation. This Agreement has been duly executed and delivered and, subject to the approval of the Court, constitutes the valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and by general equitable principles.


                                   ARTICLE IV

                     Representations and Warranties of Buyer

          Buyer hereby represents and warrants to Seller as of the date hereof as follows:

          4.1. Due Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Michigan, and has full power and authority to carry on the business in which it is engaged.

          4.2. Authority. Buyer has all requisite power and authority, without the consent of any other person (except those which have been obtained), to execute and deliver this Agreement and to carry out the transactions contemplated hereby. All actions required to be taken by Buyer to permit the proper execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and properly taken.

          4.3. Valid and Binding Obligation. This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligations of Buyer, enforceable against Buyer in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and by general equitable principles.


                                    ARTICLE V

                       Additional Covenants and Agreements

          5.1. Access to Records. Buyer shall acquire the books and records relating to the Fiberoptics Division (other than permanent records required for tax and accounting purposes); provided, however, that each party shall have reasonable access to the books and records retained by the other party and its agents or affiliates.

          5.2. Access to Employees. Buyer shall authorize and direct its employees to provide such reasonable assistance to Seller following Closing as is necessary for Seller to consummate the transactions contemplated by this Agreement, including, but not limited to, Seller's final accounting.

                                   ARTICLE VI

                            Conduct Prior to Closing

          6.1. Joint Obligations. The following shall apply with equal force to Seller and Buyer:

          (a) Seller and Buyer shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate the transaction contemplated hereby as soon as practicable, subject to Seller's fiduciary duties.

          (b) Each party shall promptly give the other party written notice of the existence or occurrence of any condition which would make any representation or warranty herein contained of either party untrue or which might reasonably be expected to prevent the consummation of the transaction contemplated hereby.

                                   ARTICLE VII

                              Conditions to Closing

          7.1. Conditions to Seller's Obligations. The obligation of Seller to consummate the transaction contemplated hereby is subject to the fulfillment of all of the following conditions on or prior to the Closing Date, upon the non-fulfillment of any of which this Agreement may, at Seller's option, be terminated pursuant to and with the effect set forth in Article IX:

          (a) Each and every representation and warranty made by Buyer shall be true and correct in all material respects as if originally made on and as of the Closing Date;

          (b) All obligations of Buyer to be performed hereunder through the Closing Date shall have been performed;

          (c)  Approval of this Agreement by the Court;

          (d)  Approval of this Agreement by Seller's Board of Directors;

          (e) No suit, proceeding or investigation shall have been commenced by any governmental authority or private person on any grounds to restrain, enjoin or hinder, or to seek material damages on account of, the consummation of the transaction contemplated hereby which is not disposed of by the Order; and

          (f) The receipt by Seller of an offer which is higher than the Purchase Price or on better terms.

          7.2. Conditions to Buyer's Obligations. The obligation of Buyer to consummate the transaction contemplated hereby is subject to the fulfillment of all of the following conditions on or prior to the Closing Date, upon the non-fulfillment of any of which this Agreement may, at Buyer's option, be terminated pursuant to and with the effect set forth in Article IX:

          (a) Each and every representation and warranty made by Seller shall be true and correct in all material respects as if originally made on and as of the Closing Date;

          (b) All obligations of Seller to be performed hereunder through, and including on, the Closing Date shall have been performed;

          (c) Seller shall have filed pleadings no later than October 15, 1995 seeking the Court's approval of this Agreement;

          (d) The Court shall have entered an order in substantially the form attached hereto (the "ORDER") in the Bankruptcy Case authorizing the purchase and sale of the Purchased Assets under this Agreement, upon the terms and conditions set forth in this Agreement, and otherwise free and clear of: (i) all liens, title claims, encumbrances and security interests; (ii) all contracts, agreements and employment agreements, other than those purchased under Section 1.1(c) hereof and any real property taxes relating to the real property; and (iii) all obligations and liabilities. The Order shall contain a finding of fact that Buyer is making its purchase in good faith within the meaning of Section 363(m) of the Bankruptcy Code. No stay of the Order shall have been issued by the Court or any other court. As of the Closing Date, the Order shall not have been modified, amended, dissolved, revoked or rescinded in any way materially adverse to the Buyer; and

          (e) No suit, proceeding or investigation shall have been commenced by any governmental authority or private person on any grounds to restrain, enjoin or hinder, or to seek material damages on account of, the consummation of the transaction contemplated hereby which is not disposed of by the Order.

                                  ARTICLE VIII

                                     Closing

          8.1. Form of Documents. At Closing, the parties shall deliver the documents, and shall perform the acts, which are set forth in this Article VIII.

          8.2. Buyer's Deliveries. Subject to the fulfillment or waiver of the conditions set forth in Section 7.2 of this Agreement, Buyer shall execute and/or deliver to Seller all of the following:

          (a)  the Purchase Price;

          (b) a certified copy of Buyer's Certificate of Incorporation and By-laws;

          (c) a certificate of good standing of Buyer, issued not earlier than ten days prior to the Closing Date by the Secretary of State of Michigan;

          (d) an incumbency and specimen signature certificate with respect to the officers of Buyer executing this Agreement and all agreements contemplated hereby and on behalf of Buyer;

          (e) an agreement of assumption of all liabilities and obligations to be assumed by Buyer as provided herein, in a form reasonably acceptable to all parties;

          (f) a certified copy of resolutions of Buyer's board of directors, authorizing the execution, delivery and performance of this Agreement and all agreements contemplated hereby; and

          (g) a closing certificate executed by Buyer, pursuant to which Buyer represents and warrants to Seller that Buyer's representations and warranties to Seller are true and correct in all material respects as of the Closing Date as if then originally made, that all covenants required by the terms hereof to be performed by Buyer on or before the Closing Date, to the extent not waived by Seller in writing, have been so performed, and that all documents to be executed and delivered by Buyer at Closing have been executed by duly authorized officers of Buyer.

     8.3. Seller's Deliveries. Subject to the fulfillment or waiver of the conditions set forth in Section 7.1 hereof, Seller shall deliver to Buyer physical possession of all tangible Purchased Assets, and shall execute and/or deliver or cause to be executed and/or delivered to Buyer all of the following:

          (a) certified copies of Seller's Articles of Incorporation and Bylaws;

          (b) certificate of good standing of Seller, issued not earlier than ten days prior to the Closing Date by the Secretary of State of Delaware;

          (c) an incumbency and specimen signature certificate with respect to the officers of Seller executing this Agreement and all documents contemplated hereby;

          (d) a certified copy of resolutions of Seller's board of directors and stockholders, authorizing the execution, delivery and performance of this Agreement and all documents contemplated hereby;

          (e) a bill of sale, executed by Seller, conveying all of the Purchased Assets to Buyer;

          (f) a closing certificate duly executed by Seller, pursuant to which Seller represents and warrants to Buyer that Seller's representations and warranties to Buyer are true and correct in all material respects as of the Closing Date as if then originally made, that all covenants required by the terms hereof to be performed by Seller on or before the Closing Date, to the extent not waived by Buyer in writing, have been so performed, and that all documents to be executed and delivered by Seller at Closing have been executed by duly authorized officers of Seller; and

          (g)  a certified copy of the Order.

                                   ARTICLE IX

                                   Termination

     9.1. Right to Terminate. This Agreement and the transaction contemplated hereby may be terminated by either of the parties to this Agreement if the Court shall not have issued the Order at or before November 14, 1995; provided, however, that the right to terminate this Agreement under this Section 9.1 shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of or resulted in the failure of Closing to occur.

     9.2. Certain Effects of Termination. In the event of the termination of this Agreement by either Seller or Buyer as provided in Section 9.1, each party, if so requested by the other party, will promptly return every document furnished to it by the other party (or its subsidiary, division, associate or affiliate) in connection with the transaction contemplated hereby, whether so obtained before or after the execution of this Agreement, and any copies thereof (except for copies of documents publicly available) which may have been made, and will use reasonable efforts to cause its representatives and any representatives of financial institutions and others to whom such documents were furnished to promptly return such documents and any copies thereof.

This Section 9.2 shall survive any termination of this Agreement.

     9.3. Other Offers / Bidding Procedures. Buyer understands and agrees that Seller's obligations under this Agreement and Buyer's right to acquire the Purchased Assets for the Purchase Price are expressly subject Seller's right to seek higher and better offers. Seller shall seek an order from the Court establishing procedures governing any subsequent offers by third parties for the Purchased Assets. Seller shall request the Court order any such subsequent offers exceed the Buyer's offer set forth in this Agreement by an amount not less than $20,000.

                                    ARTICLE X

                                  Miscellaneous

          10.1. Expenses; Taxes. Buyer and Seller shall each bear their own respective expenses incurred in connection with this Agreement and in connection with all obligations required to be performed by each of them under this Agreement. Buyer shall pay all sales, use and transfer taxes with respect to the transfer of the Purchased Assets.

          10.2. Reimbursement of Expenses. If this Agreement has not been terminated pursuant to Section 9.1 and the Purchased Assets are sold to another buyer, Buyer shall be paid from the initial proceeds of such sale an amount equal to the fees and expenses expended by Buyer in connection with the negotiation and performance of this Agreement (including without limitation, all accounting and legal fees), but such amount shall not exceed the lesser of $5,000 or the amount by which the successful bid exceeds the consideration due hereunder. Buyer and Seller agree that this is reasonable, considering all of the circumstances existing on the date of this Agreement.

          10.3. Publicity. Neither Buyer nor Seller shall issue any press release or public announcement of any kind concerning the transactions contemplated by this Agreement without the prior written consent of the other party, except with respect to disclosures which either party is advised by counsel are appropriate under applicable laws, and as to which each party will consult with the other.

          10.4. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered in person or sent by registered or certified mail, postage prepaid, commercial overnight courier (such as Express Mail, Federal Express, etc.) with written verification of receipt or by telecopy. A notice shall be deemed given: (a) when delivered
by personal delivery (as evidenced by the receipt);      (b) five days after
deposit in the mail if sent by registered or certified mail; (c) one (1) day after having been sent by commercial overnight courier as evidenced by the written verification of receipt; or (d) on the date of confirmation if telecopied.

          (a)  If to Buyer:

                    DLLW Investment Group
                    7355 Hidden Cove
                    Kalamazoo, Michigan  49009

          (b)  If to Seller:

                    Medical Surgical Specialties, Inc.
                    c/o International Research and
                      Development Corporation
                    500 North Main Street
                    Mattawan, Michigan 49071
                    Attention: President
                    Telecopy:  (616) 668-4151

               With a copy to:

                    McDermott, Will & Emery
                    227 West Monroe Street
                    Chicago, Illinois  60606
                    Attention: Lewis S. Rosenbloom, Esq.
                    Telecopy:  (312) 984-3651

Either party may change its address for receiving notice by written notice given to the other party.

          10.5. Benefit and Assignment. All of the terms and provisions of this Agreement shall bind and benefit, and be enforceable by, the successors and assigns of the parties hereto.

          10.6. Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes any previous written or oral agreements or understandings in connection therewith.

          10.7. Severability. If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          10.8. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.9. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          10.10. Governing Law. This Agreement is made pursuant to, and shall be governed by, the internal substantive laws of the State of Delaware.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf all as of the date first written above.

                              DLLW INVESTMENT GROUP


                              By:  /s/ Gerald A. Welch

                                 Name:  Gerald A. Welch

                                 Title:  Mgng. Prt.


                              MEDICAL SURGICAL SPECIALTIES, LTD.


                              By:  /s Michael A. Feder

                                 Name:  Michael A. Feder

                                 Title:  Acting President